EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-143517) of Spire Corporation of our report dated June 27, 2008 relating to the financial statements of the Spire Corporation 401(k) Profit Sharing Plan, which appears in this Form 11-K.



/s/ Carlin, Charron & Rosen, LLP

CARLIN, CHARRON & ROSEN, LLP

Westborough, Massachusetts
June 27, 2008